Exhibit 10.2

Execution Version
FIRST SUPPLEMENTAL INDENTURE
FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of October 22, 2024, among WOLFSPEED, INC., a North Carolina corporation (the “Issuer”), the SUBSIDIARY GUARANTOR party hereto (the “Subsidiary Guarantor”) and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as trustee (in such capacity, the “Trustee”) and collateral agent (in such capacity, the “Collateral Agent”) under the Indenture referred to below.

W I T N E S S E T H :
WHEREAS, the Issuer has heretofore executed and delivered to the Trustee and the Collateral Agent an amended and restated indenture, dated as of October 11, 2024 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Indenture”, and as supplemented by this Supplemental Indenture, and as further amended, supplemented or otherwise modified from time to time after the date hereof, the “Indenture”), governing the Issuer’s Senior Secured Notes due 2030, initially in the aggregate principal amount of $1,250,000,000 (the “Initial Notes”);
WHEREAS, pursuant to (i) Section 2.01 and Section 2.17 of the Existing Indenture, the Issuer may issue Additional Notes in an aggregate principal amount not to exceed $750,000,000, subject to certain conditions as set forth therein, and (ii) Section 13.01(b) of the Existing Indenture, the Existing Indenture may be amended pursuant to a supplemental indenture entered into by the Issuer and the Trustee (with the consent of the Required Noteholder Parties);
WHEREAS, the Issuer desires to issue an additional $250,000,000 original aggregate principal amount of Additional Notes (hereinafter, the “New Notes”) on the date hereof pursuant to that certain Note Purchase Agreement, dated as of October 11, 2024 (the “New Notes Purchase Agreement”), by and among the Issuer, the Subsidiary Guarantor and the Purchasers (as defined therein), which New Notes are the “Tranche A Additional Notes” referred to in the New Notes Purchase Agreement;
WHEREAS, the Required Noteholder Parties have consented to this Supplemental Indenture;
WHEREAS, the issuance and delivery of the New Notes have been duly authorized by resolutions adopted by the Board of Directors of the Issuer;
WHEREAS, the New Notes shall be Additional Notes under the Indenture;
WHEREAS, the issuance of the New Notes is permitted as of the date hereof by Section 8.01(b) and Section 8.02(b) of the Existing Indenture and the New Notes will be issued in compliance with the other applicable provisions of the Existing Indenture;

WHEREAS, pursuant to Section 13.01 and Section 13.04 of the Existing Indenture, the Issuer, the Subsidiary Guarantor, the Trustee and the Collateral Agent are authorized to execute and deliver this Supplemental Indenture;
WHEREAS, the Issuer has complied with all conditions precedent and covenants in the Existing Indenture relating to the execution and delivery of this Supplemental Indenture and the issuance of the New Notes and has delivered to the Trustee and Collateral Agent an Officer’s Certificate and Opinion of Counsel with respect thereto; and
WHEREAS the Issuer has requested that the Trustee and the Collateral Agent execute and deliver this Supplemental Indenture.
NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Issuer, the Subsidiary Guarantor, the Trustee and the Collateral Agent mutually covenant and agree for the equal and ratable benefit of the holders of the Notes (including the Initial Notes and the New Notes) as follows:
1.    Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Indenture. The rules of interpretation set forth in the Indenture shall be applied hereto as if set forth in full herein.
2.    Terms of New Notes. The Issuer shall issue the New Notes as Additional Notes under the Indenture, subject to compliance with the terms thereof. Other than as set forth below, the terms of the New Notes shall be identical to the terms of the Initial Notes.
(a)Principal Amount. The original aggregate principal amount of New Notes to be authenticated and delivered under the Indenture on October 22, 2024 shall be $250,000,000.
(b)Issue Price; Issue Date. The issue price of the New Notes shall be 96.00% of the original aggregate principal amount of the New Notes. The New Notes shall be issued on October 22, 2024.
(c)Interest. The date from which interest shall accrue on the New Notes shall be October 22, 2024.
(d)Global Notes. The New Notes shall be issuable in the form of one or more Global Notes.
(e)New Notes Constitute Additional Notes. The New Notes shall constitute Additional Notes issued pursuant to Section 2.01 and Section 2.17 of the Indenture.
(f)Single Class of Notes. The New Notes and the Initial Notes shall be a single class for all voting purposes under the Indenture, including, without limitation,

waivers and amendments. The Noteholders in respect of the New Notes shall be included in the determination of the Required Noteholder Parties under the Indenture.
3.    Form of the New Notes. The New Notes and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B of the Indenture. The New Notes shall be executed on behalf of Issuer by a Responsible Officer and authenticated by the Trustee pursuant to Section 2.03 of the Indenture.
4.    Collateral and Guarantee; Post-Closing Items. As of the date hereof, the Issuer and its Subsidiaries shall have taken all actions necessary to satisfy the Collateral and Guarantee Requirement as of the date hereof, including such actions as are necessary to ensure that all Subsidiary Guarantors of the Initial Notes are guarantors in respect of the New Notes and that the New Notes are equally and ratably secured with the Initial Notes, except for those actions set forth on Schedule 4 hereof, which the Note Parties shall take within the periods set forth therein.
5.    Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Existing Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Noteholder heretofore or hereafter authenticated and delivered shall be bound hereby.
6.    Reaffirmation. Each of the Note Parties (i) hereby consents to the modification to the Existing Indenture pursuant to this Supplemental Indenture, the issuance of the New Notes and each of the transactions contemplated thereby and (ii) hereby confirms its respective guarantees, pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Note Documents to which it is party, and (iii) agrees that, notwithstanding the effectiveness of this Supplemental Indenture, the issuance of the New Notes or any of the transactions contemplated thereby, such guarantees, pledges, grants of security interests and other obligations, and the terms of each of the Note Documents to which it is a party, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to guaranty and secure in accordance with their respective terms all of the Note Obligations as amended, restated, increased and/or extended pursuant to this Supplemental Indenture. In furtherance of the foregoing, each Note Party (a) does hereby grant to the Collateral Agent, for the benefit of the Secured Parties, a security interest in all collateral (howsoever defined) described in any Security Document (other than any Security Document governed by German law that has been, or is required to be, notarized) as security for the Note Obligations, as amended, restated, increased and/or extended pursuant to this Supplemental Indenture and the issuance of the New Notes and (b) subject to the guarantee limitations provided in the Subsidiary Guarantee Agreement, does hereby jointly and severally, unconditionally, absolutely, continually and irrevocably guarantee to the Trustee for the benefit of the Secured Parties the payment and performance in full of the Note Obligations.
7.    Governing Law. THIS SUPPLEMENTAL INDENTURE AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSES OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE SHALL BE CONSTRUED IN

ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
8.    Trustee and Collateral Agent Make No Representation. In entering into this Supplemental Indenture, the Trustee and the Collateral Agent shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, affecting the liability of or affording protection to the Trustee or the Collateral Agent, as applicable, whether or not elsewhere herein so provided. Neither the Trustee nor the Collateral Agent makes any representation as to the validity or sufficiency of this Supplemental Indenture. Neither the Trustee nor the Collateral Agent assumes responsibility for the correctness of the recitals contained herein, which shall be taken as statements of the Issuer.
9.    Counterparts. This Supplemental Indenture may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective when it shall have been executed by the Issuer, the Subsidiary Guarantor, the Trustee and the Collateral Agent and when the Trustee shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Issuer, the Subsidiary Guarantor, the Trustee, the Collateral Agent and each Noteholder Party and their respective permitted successors and assigns. Delivery of an executed counterpart to this Indenture by facsimile transmission (or other electronic transmission) shall be as effective as delivery of a manually signed original.
10.    Note Documents. This Supplemental Indenture, the New Notes Purchase Agreement and all other fee or engagement letters, documents, certificates, instruments or agreements executed and delivered by or behalf of a Note Party for the benefit of any Secured Party, any Agent, the Purchasers or any other person in connection herewith shall be Note Documents and all references to a “Note Document” in the Indenture and the other Note Documents shall be deemed to include each of the foregoing.
11.    Effect of Headings. Section headings used herein are for convenience of reference only, are not part of this Supplemental Indenture and are not to affect the construction of, or to be taken into consideration in interpreting, this Supplemental Indenture.
12.    Severability. In the event any one or more of the provisions contained in this Supplemental Indenture should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.
WOLFSPEED, INC.
By:    /s/ Bradley Kohn
    Name:    Bradley Kohn
    Title:    General Counsel and Secretary
SUBSIDIARY GUARANTOR:

WOLFSPEED GERMANY GMBH
By: /s/ Charles Burnside
    Name:    Charles H. Burnside II
    Title:    Managing Director (Geschäftsführer)

[Signature Page to Supplemental Indenture]

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE AND COLLATERAL AGENT

By:    /s/ Ryan Riggleman
    Name: Ryan Riggleman
    Title:      VP

[Signature Page to Supplemental Indenture]